SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 7, 2013

DUTCH GOLD RESOURCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-308805	58-2550089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3379 Peachtree Road, Suite 555, Atlanta, Georgia		30326
(Address of Principal Executive Offices)		(Zip Code)

404-465-2898
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Principal Officers

Resignation of Officers and Director

Effective October 7, 2013, the Board of Directors has accepted the resignation dated April 8, 2013 of Mr. Thomas Leahey as Chief Financial Officer. The Board of Directors has also accepted the resignation dated March 28,2013 of Rauno Perttu as a Director of our Company, and as our Chief Operating Officer. Neither resignation was the result of any disagreement with our Company regarding our operations, policies, practices or otherwise. The Board expresses its gratitude for the service of both Mr.Perttu and Mr.Leahey, who may serve as consultants to the Company on special projects.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

DUTCH GOLD RESOURCES, INC.

Date: October 7, 2013	By:	/s/ Dan Hollis
Daniel W. Hollis
Chief Executive Officer